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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                       Date of Report - February 21, 2003
                        (Date of earliest event reported)



                               OWOSSO CORPORATION
             (Exact name of registrant as specified in its charter)



         Pennsylvania                     0-25066                23-2756709
(State or other jurisdiction of    Commission file number      (IRS Employer
incorporation or organization)                               Identification No.)



         22543 Fisher Road
         PO Box 6660
         Watertown, New York                                       13601
         (Address of principal executive offices)                (Zip Code)


       Registrant's telephone number, including area code: (315) 782 5910







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OWOSSO CORPORATION
FORM 8-K
TABLE OF CONTENTS
--------------------------------------------------------------------------------


                                                                           Page

Item 5.           Other Events                                               3

Item 7.           Financial Statements and Exhibits                          3


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Item 5.       Other Events.

              This Form 8-K is filed to report receipt of a letter dated February 21, 2003, by which The Nasdaq Stock Market, Inc., informed Owosso Corporation that the Nasdaq Listing Qualifications Panel had determined not to delist Owosso's common stock from The Nasdaq SmallCap Market for failure to meet the requirement of at least a $1 bid price until at least May 22, 2003. The Panel's determination is subject to further extension, termination or modification based on further developments in the Nasdaq rule-making process.

              A copy of the text of the letter, dated February 21, 2003, relating to the continued listing is attached as Exhibit 99.1 to this Report on Form 8-K.

Item 7.       Financial Statements and Exhibits.

              (c)    Exhibits:

                     99.1     Letter from Nasdaq dated February 21, 2003




                                       2

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                                   SIGNATURES
                                   ----------


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                           OWOSSO CORPORATION



         Date:  February 27, 2003          By: /s/ George B. Lemmon Jr.
                                               ------------------------
                                           George B. Lemmon Jr.
                                           President and Chief Executive Officer





                                       3

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                                  Exhibit Index



Exhibit No.                     Description
-------------                   --------------

99.1                    Letter from Nasdaq dated February 21, 2003.







                                       4

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                                                                    Exhibit 99.1

NASDAQ

Katherine M. Roberson
Counsel

VIA FACSIMILE AND OVERNIGHT COMMERCIAL COURIER
----------------------------------------------

February 21, 2003

Adam L. Lantz, Esq.
Pepper Hamilton LLP
3000 Two Logan Square
Eighteenth and Arch Streets
Philadelphia, PA 19103-2799

RE:  Owosso Corporation (Symbol: OWOS)
     Nasdaq Listing Qualifications Panel
     Docket No. NQ4029C-02
     Compliance Determination
     ------------------------

Dear Mr. Lantz:

         By decisions dated August 13 and October 10, 2002, the Nasdaq Listing Qualifications Panel (the "Panel") determined to continue the listing of Owosso Corporation (the "Company") on The Nasdaq SmallCap Market pursuant to an exception. Specifically, on or before February 10, 2003, the Company was required to evidence a closing bid price of at least $1.00 per share and, immediately thereafter, a closing bid price of at least $1.00 per share for a minimum of ten consecutive trading days. The Company failed to comply with that term of the exception. However, by press release dated January 30, 2003, Nasdaq announced that its Board of Directors had proposed certain modifications to the bid price rules, including an extended grace period for certain SmallCap Market issuers. Accordingly, the Panel determined to continue the listing of the Company's securities on The Nasdaq SmallCap Market, pursuant to a 90-day extension to allow for developments in the rule-making process. On or before May 22, 2003, the Company must demonstrate a closing bid price of at least $1.00 per share and, immediately thereafter, a closing bid price of at least $1.00 per share for a minimum of ten consecutive trading days. The Panel reserves the right to extend, terminate or otherwise modify this exception based on developments in the rule-making process. In the event the rules are adopted as proposed, a new decision will be issued and the Company will be afforded the remainder of any grace period for which it qualifies. In order to fully comply with the terms of this exception, the Company must be able to demonstrate compliance with all requirements for continued listing on The SmallCap National Market. If it is unable to do so, the Company's securities will be delisted from The Nasdaq Stock Market.

         All other terms and conditions of the Panel's prior decisions shall remain in effect.

                                       5

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         Should you have any questions, please do not hesitate to contact me at
[telephone number redacted].

         Sincerely,

         /s/  Katherine M. Roberson
         --------------------------

         Katherine M. Roberson
         Counsel
         Nasdaq Listing Qualifications Hearings





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